SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) APRIL 22, 2005
                                                        -----------------------

                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             0-23359                                      59-3417812
---------------------------------         --------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)

     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 884-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

   [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On April 25, 2005, Anchor Glass Container Corporation (the "Registrant") announced that Mark Burgess, had been named Executive Vice President of Finance and Chief Financial Officer of the Registrant. On April 22, 2005 the Registrant entered into a two-year employment agreement (the "Employment Agreement") with Mark Burgess, appointing Mr. Burgess as Executive Vice President of Finance and Chief Financial Officer of the Registrant, effective May 2, 2005. A copy of the Employment Agreement is attached hereto as
Exhibit 10.1 and its terms and conditions are incorporated by reference hereto. The material terms of Mr. Burgess' employment agreement are summarized in Item
5.02 below.

           A copy of the press release announcing the appointment of Mark Burgess as Executive Vice President of Finance and Chief Financial Officer is attached hereto as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On April 22, 2005, the Registrant entered into the Employment Agreement with Mark Burgess, appointing Mr. Burgess as Executive Vice President of Finance and Chief Financial Officer of the Registrant and also as a member of the interim Operating Committee of the Registrant, effective May 2, 2005.

           Mr. Pete Reno, who has served as the Registrant's vice president and interim chief financial officer, will assume the title of Vice President and interim Operating Committee chairman as of May 2, 2005, and will continue to lead the interim Operating Committee pending the selection of a new chief executive officer.

           Mr. Burgess, age 46, previously was employed by Clean Harbors, Inc., the leading provider of hazardous waste management services in the U.S., as executive vice president of finance and administration and chief financial officer since June 2003. Prior to his employment by Clean Harbors, Inc., Mr. Burgess served as executive vice president of finance and administration and chief financial officer of JL French Automotive Castings, Inc. From 1991 to 2000, he was with Trailmobile Corporation, where he served as president of Trailmobile Canada Limited from 1999 to 2000.

           The material terms of the Employment Agreement are summarized below, which description is qualified by reference to the Employment Agreement filed with this report as Exhibit 10.1.

           The Employment Agreement will have a term of two years and will automatically extend by one year on the second anniversary of its effective date and on each anniversary thereafter unless either party gives the other party 60 days' prior written notice that the term will not be extended.

           Mr. Burgess will receive an annual base salary ("Base Salary") of $375,000. Mr. Burgess will also receive a one-time signing bonus of $100,000. Mr. Burgess will be entitled to a target bonus ("Target Bonus") equal to sixty percent of Base Salary, based on the achievement of all of the written performance targets established by the Registrant's Board of Directors (the "Board"). For calendar year 2005, Mr. Burgess's bonus will not be less than $50,000. Mr. Burgess will be also entitled to participate in the stock option plan maintained by the


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Registrant. Prior to or on the effective date of the Employment Agreement, Mr.
Burgess will receive options for 250,000 shares of common stock with an exercise price per share equal to the "fair market value" of a share of common stock on the date of the grant, subject to approval by the Compensation Committee of the Board. The options granted to Mr. Burgess will vest in three equal annual installments over three years from the date of the grant, although the final one third of the options could vest as early as the second anniversary of the date of grant if specified performance targets are met.

           If the Registrant terminates Mr. Burgess' employment without "Cause," as such term is defined in the Employment Agreement, or if Mr. Burgess terminates his employment for "Good Reason," as such term is defined in the Employment Agreement, the Registrant will pay Mr. Burgess (a) his Base Salary for a one year period on the Registrant's regular payroll dates, (b) any unpaid portion of the Target Bonus for the calendar year prior to the calendar year of the termination of employment and (c) a pro rata portion of the Target Bonus, based on the achievement of written performance targets, for the calendar year in which the termination of employment occurs based on the percentage of the calendar year that will have elapsed through the date of Mr. Burgess' termination of employment, payable at the end of such calendar year. If upon or within three months following a "Change of Control," as such term is defined in the Employment Agreement, the Registrant terminates Mr. Burgess' employment without Cause or Mr. Burgess terminates his employment with the Company, Mr. Burgess will receive the compensation and benefits as if the Registrant terminated Mr. Burgess' employment without Cause. In addition, upon a Change of Control, Mr. Burgess will receive a pro rata portion of the Target Bonus for the calendar year in which the Change of Control occurs, provided he has achieved performance targets for the portion of the calendar year completed before the Change of Control.

           The Employment Agreement also contains non-competition and non-solicitation covenants that apply during the term of the Employment Agreement and for one year after a termination of the employment.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

           The following exhibit is filed herewith:

           10.1 Employment Agreement, effective May 2, 2005, by and between Registrant and Mark Burgess.

           99.1   Press Release, dated April 25, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANCHOR GLASS CONTAINER CORPORATION


                                         /s/ Peter Reno
                                    -----------------------------------------
                                    Name:   Peter T. Reno
                                    Title:  Vice President and interim Operating
                                            Committee Chairman
                                            (Duly Authorized Officer)


Date: April 25, 2005